UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 3, 2011

CASPIAN SERVICES, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-33215	87-0617371
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification Number)

257 East 200 South, Suite 490, Salt Lake City, Utah
(Address of principal executive offices)

84111
(Zip code)

(801) 746-3700
(Registrant’s telephone number, including area code)

N/A
(Former name of former address, if changed since last report.)

N/A
(Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

In June 2011 Mr. Bakhytbek Baiseitov (“Baiseitov”) acquired all right, title and interest in and to a certain facility agreement dated June 20, 2008 between Caspian Services, Inc. (the “Company”) and Altima Central Asia (Master) Fund Ltd. (the “Altima Facility Agreement”).  In July 2011 Baiseitov acquired all right, title and interest in and to a certain facility agreement dated September 3, 2008 between the Company and Great Circle Energy Services L.L.C. (the “Great Circle Facility Agreement”).

On August 3, 2011, the Company entered into a Loan Consolidation and Restructuring Agreement, dated July 31, 2011, between the Company and Baiseitov, (the “Loan Restructuring Agreement”).  Pursuant to the Loan Restructuring Agreement the Company and Baiseitov agreed that as of July 31, 2011 (the “Execution Date”) the Altima Facility Agreement and the Great Circle Facility Agreement would be consolidated and restructured into a single restructured loan obligation in an amount equal to the $43,245,770 outstanding under the Altima and Great Circle Facility Agreements.  In connection with the execution of the Loan Restructuring Agreement, the Company paid Baiseitov $6,000,000, which was credited to a reduction of the principal due as of July 31, 2011.

The Loan Restructuring Agreement provides that the restructured loan will be repaid as follows:

•	following execution of the Loan Restructuring Agreement the Company made a $6,000,000 payment to Baiseitov which was credited to reduce the principal due as of July 31, 2011;
•
on the Closing Date, (as defined below) the Company shall issue to Baiseitov 90,000,000 shares of restricted common stock of the Company (“Common Stock”) at the agreed price of $.12 per share for a total of $10,800,000, which amount will be immediately credited against the principal of the restructured loan as if the Common Stock had been delivered on the Execution Date; and

•	on the Closing Date, the balance of the restructured loan will be evidenced by a secured convertible consolidated promissory note in the principal amount of $26,445,770 (the “New Note”).

The Closing Date of the Loan Restructuring Agreement will be a date agreed by the Company and Baiseitov which shall be within five days after Baiseitov executes an agreement with the European Bank for Reconstruction and Development (“EBRD”) to restructure the financing agreements between the Company, its subsidiaries and EBRD on terms acceptable to the Company and Baiseitov (the “EBRD Financing Agreements”) or such other time and date as the Company and Baiseitov shall mutually agree, but no later than 180 days after the Execution Date.

Change of Control.  The Loan Restructuring Agreement provides that on the Closing Date, the Company will issue to Baiseitov 90,000,000 shares of restricted Common Stock to reduce the principal due under the restructured loan by $10,800,000.  Upon issuance of the 90,000,000 shares to Baiseitov, he will become the Company’s largest shareholder, owning approximately 63% of the outstanding common stock of the Company, based on the number of shares outstanding as of the date of this report.

Neither the shares to be issued to Baiseitov nor the New Note will be registered under the Securities Act of 1933, as amended (the “Securities Act”).  It is anticipated the Company will issue the shares and the New Note in accordance with Regulation D and Regulation S under the Securities Act.  Baiseitov is, and at all relevant times, is expected to be, a non-U.S. person and an accredited investor and was and will be fully informed in the transaction.  The Company will realize no proceeds from the issuance of the shares or the New Note.

Terms of New Note.  In connection with the repayment of the restructured loan, the Company will issue Baiseitov a New Note.  Among other things, the New Note will:

•	have a three year term;
•
bear interest at a rate of 12% per annum (except upon the occurrence and during the continuation of an event of default, during which time, the rate of interest shall increase to 13% per annum), payable semi-annually in arrears on each six-month anniversary of the date of the Note, except that Baiseitov has the right to request the interest payment be paid quarterly rather than semi-annually;

•	require repayment of the principal amount, plus any accrued unpaid interest, on the maturity date of the New Note;
•
allow for prepayment by the Company in increments of $1,000,000, provided that such prepayments may only be made at the time of a scheduled interest payment, except in the case of a full repayment of principal and interest, which may be made at any time;

•	at the option of Baiseitov at any time be convertible to Common Stock at a price of $.10 per share;
•	be secured by assets of the Company, (as described in more detail below); and
•
constitute a full recourse and an absolute and unconditional obligation of the Company and shall be superior in rank to all future unsecured indebtedness of the Company and its existing and future subsidiaries except for indebtedness to EBRD as to assets pledged under the EBRD Financing Agreements.

Security for New Note.  The New Note will be secured by a first position security interest in the following assets of the Company and its subsidiaries pursuant to the terms of applicable security agreements:

•	assets and 100% of the shares of Caspian Services Group Limited;
•	assets and 100% of the shares of Caspian Geophysical Limited;
•	assets and 100% of the shares of participatory interest in Caspian Services Group LLP;
•	assets and 100% of the shares of participatory interest in Tat-Arka LLP;
•	assets and shares of common stock representing 80% of the shares issued and outstanding of JSC Kazmorgeophysica;
•	50% of the shares of participatory interest in Veritas Caspian LLP;
•	all geophysical equipment of the Company’s subsidiaries, excluding all equipment of Veritas Caspian LLP;
•	all marine vessels and small size craft fleet of the Company’s subsidiaries;
•	cash flows of all the Company’s subsidiaries not under pledge to EBRD, except as required to fulfill obligations as set forth in the Loan Restructuring Agreement; and
•	any and all moveable and immoveable assets of the Company’s subsidiaries not under pledge to EBRD.

Closing Conditions.  Closing of the Loan Restructuring Agreement and the transactions contemplated therein are subject to the satisfaction or waiver of a number of closing conditions on or prior to the Closing Date, including required regulatory approvals, other customary closing conditions, and the following:

the delivery by Baiseitov to the Company of:

•	a copy of a registration rights agreement between Baiseitov and the Company, duly executed by Baiseitov; and
•	the original notes evidencing indebtedness under the Altima Loan and the Great Circle Loan; and

the delivery by the Company to Baiseitov of:

•	the New Note, duly executed by the Company;
•	a copy of a registration rights agreement between Baiseitov and the Company, duly executed by the Company;
•	a copy of all necessary security agreements securing the New Note, duly executed by the Company;
•	confirmation of the transfer to Baiseitov of funds in the amount of $6,000,000;
•	a certificate for 90,000,000 restricted shares of Common Stock duly registered in the name of Baiseitov;
•	such officer’s certificates, or their equivalents, customary for a transaction of this nature;
•
an undertaking of the chairman of the board of directors, pursuant to which he agrees to vote his shares of the Company in favor of any shareholder resolution to approve 1) the amendment to the articles of incorporation to increase the authorized common shares of the Company to 500,000,000 shares, par value $0.001 per share, and 2) to increase the number of directorships on the Company’s board of directors to seven; and

•
the Company shall have paid all fees, costs and expenses of Baiseitov in connection with the negotiation, execution, delivery and closing of the transactions contemplated in the Loan Restructuring Agreement and other transaction documents up to a maximum of $100,000.

Representations, Warranties and Covenants.  The Company and Baiseitov have made representations and warranties in the Loan Restructuring Agreement customary for a transaction of this nature.  The Loan Restructuring Agreement has been included to provide investors and security holders with information regarding its terms.  It is not intended to provide any other factual information about the Company or Baiseitov.  The representations and warranties contained in the Loan Restructuring Agreement were made solely to and for the benefit of the Company and Baiseitov and should not be relied upon by investors or security holders.  Information concerning the subject matter of the representations and warranties may change after the Execution Date of the Loan Restructuring Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

In connection with the Loan Restructuring Agreement, the Company and Baiseitov have agreed to various customary and other covenants, including, among other things:

•
the Company consents to and waive and rights of first refusal, preemptive rights or other similar rights it may have in connection with the execution and delivery of transaction documents and the consummation of the transactions contemplated thereby;

•	that the Company will cause each of the following to occur as promptly as practicable on or after the date of the Loan Restructuring Agreement;
-
call a meeting of its board of directors to call of meeting of Company stockholders to increase its Common Stock to 500,000,000, $0.001 par value per share, and to increase the number of directorships of its board of directors to seven; and

	-	cooperate with Baiseitov and his legal counsel in filing and perfecting the security interests granted under the security agreements; and
•
that Baiseitov acknowledges and agrees that the Company may be required to make a cash advance payment to its subsidiary, Balykshy LLP, in the amount of $750,000 to allow Balykshy to make interest and expense payments to EBRD and to make available, as required by EBRD, $2,900,000 to Balykshy to be held in trust for EBRD to complete the dredging activities at the Atash marine base as required by the EBRD financing agreements.

Except as noted above under Closing Conditions, completion of the covenants set forth in the Loan Restructuring Agreement, including increasing the number of shares of authorized Common Stock and the number of directorships, is not a condition to closing the Loan Restructuring Agreement or the transactions contemplated thereunder.

The description of the Loan Restructuring Agreement is only a summary of that agreement and is qualified in its entirety by reference to the terms of that agreement, a copy of which is attached as an exhibit to this Current Report on Form 8-K.

Information Regarding SEC Filings

The Company will file with the SEC and distribute to stockholders a proxy statement that will contain information about the Company, increasing the number of shares of authorized Common Stock of the Company, increasing the number of directorships on the Company’s board of directors, and related matters. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT IS AVAILABLE, AS IT WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT INCREASING THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK OF THE COMPANY AND INCREASING THE NUMBER OF DIRECTORSHIPS ON THE COMPANY’S BOARD OF DIRECTORS. In addition to receiving the proxy statement from the Company by mail, stockholders will be able to obtain the proxy statement, as well as other filings containing information about the Company, without charge, from the SEC’s website at www.sec.gov or, without charge, from the Company at its website at www.caspianservicesinc.com.  This report is not a solicitation of a proxy.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with increasing the number of shares of authorized Common Stock of the Company and increasing the number of directorships.  Information concerning the Company’s directors and executive officers is set forth in the Company’s annual report on Form 10-K for the year ended September 30, 2011, which was filed with the SEC on January 13, 2011.  Additional information regarding the interests of the Company’s participants in the solicitation of proxies in connection with the proposed transactions will be included in the proxy statement to be filed with the SEC. The Company’s press releases and other information about the Company are available at the Company’s website.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking” statements regarding completion of the conditions to closing and the closing of the Loan Restructuring Agreement, the issuance of a shares to Baiseitov constituting a change in control of the Company, the execution and issuance of a New Note, the execution of a registration rights agreement and security agreements, the execution of an agreement to restructure the EBRD financing agreements, the filing of a proxy statement, the delivery of a proxy statement to the Company’s common stockholders, the solicitation of proxies in connection with increasing the number of shares of authorized Common Stock and the number of directorships on the Company’s board of directors.  All such forward-looking statements are subject to uncertainty and changes in circumstances, and there is no assurance the Loan Restructuring Agreement will be consummated. Moreover, no forward-looking statements are guarantees of future results or performance and involve risks, assumptions and uncertainties that could cause actual events or results to differ materially from the events or results described in, or anticipated by, the forward-looking statements.  Factors that could materially affect such forward-looking statements include the failure of the Company or Baiseitov to satisfy the conditions to closing, failure to reach agreement with EBRD to restructure the EBRD financing agreements, failure by the Company to complete the contemplated SEC filings and solicitation of proxies or the failure to consummate the transaction.  All forward-looking statements are made only as of the date of this release and the Company assumes no obligation to update forward-looking statements to reflect subsequent events or circumstances.  Readers should not place undue reliance on these forward-looking statements.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 is incorporated by reference herein.

Item 5.01 Changes in Control of Registrant

The information set forth in Item 1.01 is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	Loan Consolidation and Restructuring Agreement, dated as of July 31, 2011, by and among the Company and Baiseitov

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASPIAN SERVICES, INC.

Date: August 9, 2011	By:	/s/ Alexey Kotov
Alexey Kotov
Chief Executive Officer